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                                                            Exhibit 23.1


                   Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-79356 on Form S-8.



                                                            Arthur Andersen LLP

Los Angeles, California
September 26, 1995


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